UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2010
Red Lion Hotels Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive Suite 100 Spokane, Washington	99201
(Address of Principal Executive Offices)	(Zip Code)
(509) 459-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On August 4, 2010, the registrant issued a press release setting forth its results for the second quarter of 2010. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits.
The following exhibit is furnished pursuant to Item 2.02 hereof:

Exhibit No.	Exhibit

99.1	Press release dated August 4, 2010 reporting results for the second quarter ended June 30, 2010
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION (Registrant)
/s/ Anthony F. Dombrowik Chief Financial Officer
(Signature)
August 4, 2010 (Date)

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1.1	Press release dated August 4, 2010 reporting results for the second quarter ended June 30, 2010